THIRD AMENDMENT TO THE
INTERFACE, INC. NONQUALIFIED SAVINGS PLAN II

THIS AMENDMENT to the Interface, Inc. Nonqualified Savings Plan II (the “Plan”) is made on this 8th day of January, 2008, by the Administrative Committee.

WITNESSETH:

WHEREAS, Interface, Inc. (the “Company”) maintains the Plan for the benefit of certain of its key management and highly compensated employees; and

WHEREAS, Section 9.1 of the Plan provides that the Administrative Committee has the right to amend the Plan at any time; and

WHEREAS, Section 3.4 of the Plan provides that the Administrative Committee may credit Discretionary Contributions to participants’ accounts and determine the amount and timing thereof; and

WHEREAS, the Administrative Committee desires to amend the Plan effective December 11, 2007 to provide a framework for granting Discretionary Contributions to specified key employees; and

WHEREAS, the Compensation Committee of the Board of Directors of the Company has approved these changes to the Plan;

NOW, THEREFORE, effective December 11, 2007, the Plan is hereby amended as follows:

1.            The following sentence is added to the end of Paragraph A of the introductory section of the Plan titled “Purpose”:

The Controlling Company also desires to provide additional, supplemental, employer-provided retirement benefits for key employees who have not been awarded salary continuation benefits through individual agreements with the Controlling Company.

2.            A new Section 1.11A is added to the Plan to read as follows:

1.11A                       Compensation Committee shall mean the Compensation Committee of the Board.

3.            A new Section 2.1(c) is added to the Plan to read as follows:

(c)            Eligibility for Supplemental Discretionary Contributions.  The Compensation Committee, in its sole discretion, may (but is not required to) designate from time to time one or more key management employees to receive a Discretionary Contribution under Section 3.4(b).

4.            Section 3.4 of the Plan is deleted in its entirety, and a new Section 3.4 is added to read as follows:

3.4            Discretionary Contributions.

(a)            General.  The Administrative Committee may, but shall not be required to, credit to a Participant’s Account for any Plan Year a Discretionary Contribution.  The amount and timing of any such Discretionary Contribution shall be determined in the discretion of the Administrative Committee.

(b)            Supplemental Discretionary Contributions.  The Compensation Committee, in its sole discretion, may determine the amount (if any) of any Discretionary Contribution made under this Section 3.4(b).  The amount may vary from participant to participant and from year to year.  The Compensation Committee, in its sole discretion, may condition the receipt of any Discretionary Contribution on the achievement of performance criteria (if any) that it establishes.

5.            A new Section 3.8(c) is added to the Plan to read as follows:

(c)            Supplemental Discretionary Contributions.  A Participant shall vest in such Discretionary Contribution upon the earliest to occur of the following:

(i)            Unless the Compensation Committee designates a different vesting schedule with respect to a Discretionary Contribution made under Section 3.4(b), the date the Participant attains age 55 and completes 15 years of continuous employment with the Controlling Company and the members of the Controlled Group;

(ii)            The date the Participant dies or becomes Disabled while employed by the Controlling Company or a member of the Controlled Group; or

(iii)            The date the Participant’s employment with the Controlling Company and all other members of the Controlled Group is terminated as a result of Involuntary Termination or Voluntary Termination either (A) within 24 months following the date of a Change in Control, or (B) within 6 months prior to the date of a Change in Control; provided, if such termination occurs before the date such Change in Control occurs, the vesting date will be such Change in Control date.

Notwithstanding the foregoing, the Compensation Committee, in its sole discretion and at any time, may choose to accelerate vesting of all or any portion of the Discretionary Contributions made with respect to any Participant who has not yet terminated employment with the Controlling Company and all members of the Controlled Group.

6.            Section 5.1(b)(i) shall be amended by deleting the introductory phrase “Except as provided in subsections (b)(ii), (iii), (iv) or (vi) hereof” and replacing it with the following:

Except as provided in subsections (b)(ii), (iii), (iv), (vi) or (vii) hereof.

7.            Section 5.1(b)(iii) of the Plan is deleted in its entirety, and a new Section 5.1(b)(iii) is added to read as follows:

(iii)            In-Service Distribution Date Election.  A Participant may elect, at the time he makes a Deferral Election for each Plan Year, to have his Account balance attributable to Deferral Contributions, Matching Contributions and Discretionary Contributions made under Section 3.4(a) (including earnings) for such Plan Year (his “Annual Account Balance”) paid (or commenced) as soon as administratively feasible after the earlier of April 1 of any year specified in such Deferral Election (but not earlier than the Plan Year immediately following the Plan Year for which the Deferral Election applies) or the first day of the calendar quarter immediately following the date on which the Participant separates from service.  A Participant’s election hereunder will apply to all subsequent years’ Annual Account Balances until he changes it.  If a Participant does not make an election hereunder or to the extent that his Annual Account Balance is not fully vested as of the specified benefit commencement date, he shall be deemed to have elected the date described in subsection (b)(i) hereof as the benefit commencement date for his vested Account balance.  Notwithstanding anything herein to the contrary, a Participant may not make an election under this Section 5.1(b)(iii) with respect to the portion of his Account balance attributable to Discretionary Contributions made under Section 3.4(b) (including earnings).

8.            A new Section 5.1(b)(vii) is added to the Plan to read as follows:

(vii)            Distribution of Supplemental Discretionary Contributions.  Notwithstanding anything in this Section 5.1 to the contrary, other than subsection (b)(vi) thereof which shall take precedence, the following provisions shall apply to the timing of distribution of any Discretionary Contributions made under Section 3.4(b):

(A)            The Controlling Company, in its sole discretion, may determine the timing of distribution at the time it makes a Discretionary Contribution;

(B)            If the Controlling Company does not determine the timing of distribution, the Participant may make an election as to the timing of distribution applicable to a Discretionary Contribution either (1) before the beginning of the calendar year in which the Discretionary Contribution is awarded; or (2) within 30 days after the Discretionary Contribution is awarded, provided that a Participant may make an election pursuant to this clause (2) only if the Participant could not vest in any part of the Discretionary Contribution pursuant to Section 3.8(c) (or any different vesting schedule designated by the Compensation Committee) for at least 13 months from the date on which it is awarded, other than accelerated vesting following death, Disability or a Change in Control pursuant to Section 3.8(c)(ii) or (iii) or similar vesting provisions designated by the Compensation Committee (and provided further that if vesting is accelerated as a result of death, Disability or a Change in Control within such 13 month period, the deferral election by the Participant will not be given effect).

(C)            If neither the Controlling Company nor the Participant makes an election pursuant to subsections (A) or (B) hereof with respect to a Discretionary Contribution, then such Discretionary Contribution will be distributed in the calendar quarter after he separates from service with the Controlling Company and all other members of the Controlled Group; and

(D)            The Controlling Company or the Participant may change an initially scheduled benefit commencement date in accordance with subsection (iii) above.

9.            A new Section 5.2(c) is added to the Plan to read as follows:

(c)            Distribution of Supplemental Discretionary Contributions.  Notwithstanding anything in this Section 5.2 to the contrary, the following provisions shall apply to the form of distribution of any Discretionary Contributions made under Section 3.4(b):

(i)            The Controlling Company, in its sole discretion, may determine the form of distribution at the time it makes a Discretionary Contribution;

(ii)            If the Controlling Company does not determine the form of distribution, the Participant may make an election as to the form of distribution applicable to a Discretionary Contribution either (1) before the beginning of the calendar year in which he earns such Discretionary Contribution; or (2) within 30 days after the Discretionary Contribution is awarded, provided that a Participant may make an election pursuant to this clause (2) only if the Participant could not vest in any part of the Discretionary Contribution pursuant to Section 3.8(c) (or any different vesting schedule designated by the Compensation Committee) for at least 13 months from the date on which it is awarded, other than accelerated vesting following death, Disability or a Change in Control pursuant to Section 3.8(c)(ii) or (iii) or similar vesting provisions designated by the Compensation Committee (and provided further that if vesting is accelerated as a result of death, Disability or a Change in Control within such 13 month period, the deferral election by the Participant will not be given effect).

(iii)            If neither the Controlling Company nor the Participant makes an election pursuant to subsections (i) or (ii) hereof with respect to a Discretionary Contribution, then such Discretionary Contribution will be distributed in a lump-sum payment; and

(iv)            The Controlling Company or the Participant may change an initially elected form of distribution in accordance with subsection (b) hereof.

10.            Except as specified herein, the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the Administrative Committee has caused its duly authorized member to execute this Amendment on the date first written above.

ADMINISTRATIVE COMMITTEE OF
THE INTERFACE, INC. SAVINGS AND
INVESTMENT PLAN

By: /s/ Raymond S. Willoch